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                                                                EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS




     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated March 4, 1996 relating to the financial statements of American Video, Inc. and Red Giraffe Video, Inc. which appear in such Prospectus.




                                         /s/ Carpenter & Mountjoy, PSC
                                        -------------------------------
                                             Carpenter & Mountjoy, PSC

Louisville, Kentucky
July 19, 1996